Exhibit 10.1

AMENDMENT TO RESTRUCTURING AGREEMENT

THIS AMENDMENT TO RESTRUCTURING AGREEMENT (this “Amendment”) is made and entered into as of July ___, 2009, by and between the following parties:

(a)	___________ (the “Undersigned Holder”); and

(b)
Charter Communications, Inc., a Delaware corporation (“CCI”), and each of its direct and indirect subsidiaries identified on the signature pages attached hereto (collectively, the “Company” and the Undersigned Holder and the Company, each, a “Party”, and collectively, the “Parties”).

RECITALS

WHEREAS, the Company and the Undersigned Holder are parties to that certain Restructuring Agreement dated as of February 11, 2009 (the “Agreement”) governing certain matters regarding the proceedings commenced on March 27, 2009 (the “Petition Date”) upon the filing by CCI and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) of a voluntary petition for relief pursuant to chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”);

WHEREAS, pursuant to the Agreement, the Undersigned Holder agreed to support a plan of reorganization consistent in all material respects with, and on terms and conditions no less favorable than, the terms and conditions set forth in the Agreement and the Term Sheet incorporated therein;

WHEREAS, in accordance with the Agreement, on March 27, 2009, the Debtors filed the Debtors’ Joint Plan of Reorganization Pursuant to chapter 11 of title 11 of the United States Code, which plan of reorganization has subsequently been modified in accordance with the Agreement, including the non-material modifications to the plan of reorganization filed with the Bankruptcy Court on May 7, 2009 and July 15, 2009 (as the same may be amended from time to time in accordance with the terms of the Agreement, the “Plan”); and

WHEREAS, the Parties hereto wish to amend the Agreement to the extent provided herein.

AMENDMENT TO THE AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.  Plan.  The Parties agree to further modifications of the Plan on the terms set forth on Exhibit A attached hereto and incorporated by reference herein.

2. The Company’s Responsibilities.  Sections (4)(b)(iv) and (v) of the Agreement are hereby amended and restated in their entirety to read as follows:

(iv)
“implement all steps necessary and desirable to obtain from the Bankruptcy Court an order confirming the Plan, which order shall be in form and substance consistent with the Plan and reasonably acceptable to the Requisite Holders (the “Confirmation Order”);

(v)
cause the Effective Date of the Plan to occur no later than on or before September 30, 2009; provided, that if consents, approvals or waivers required to be obtained from governmental authorities in connection with the Plan with respect to Franchises, licenses and permits covering areas serving at least 80% of the basic subscribers have not been obtained on or before September 30, 2009, then cause the Effective Date of the Plan to occur no later than on or before December 15, 2009; and”

3. Termination.  Sections (8)(a)(vi) and (vii) of the Agreement are hereby amended and restated in their entirety to read as follows:

(vi)	“a Confirmation Order reasonably acceptable to the Company and the Requisite Holders is not entered by the Bankruptcy Court;

(vii)
the later of either (a) the Effective Date shall not have occurred on or before September 30, 2009 or (b) if consents, approvals or waivers required to be obtained from governmental authorities in connection with the Plan with respect to Franchises, licenses and permits covering areas serving at least 80% of the basic subscribers have not been obtained on or before September 30, 2009, and all other conditions precedent to the Effective Date shall have been satisfied before September 30, 2009 or waived by the Requisite Holders (other than those conditions that by their nature are to be satisfied on the Effective Date), then the Effective Date shall not have occurred on or before December 15, 2009;”

MISCELLANEOUS

4. Definitions.  Capitalized terms used in this Amendment, but not otherwise defined herein, shall have the meanings set forth in the Agreement.

5. Full Force and Effect.  Except as amended by this Amendment, the Agreement continues in full force and effect, and the Parties hereto hereby ratify and confirm the Agreement, as amended hereby.  All reference to the “Agreement,” “herein,” “hereof,” “hereunder” or words of similar import in the Agreement shall be deemed to include the Agreement as amended by this Amendment.

6. Execution of this Amendment.  This Amendment may be executed and delivered (by facsimile or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Except as expressly provided in this Amendment, each individual executing this Amendment on behalf of a Party has been duly authorized and empowered to execute and deliver this Amendment on behalf of said Party.

7. Governing Law; Consent to Jurisdiction and Venue.  THIS AMENDMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CHOICE OF LAWS PRINCIPLES THEREOF.  By its execution and delivery of this Amendment, each of the Parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding with respect to any matter under or arising out of or in connection with this Amendment or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, shall be brought exclusively in the Bankruptcy Court in the Southern District of New York.  By execution and delivery of this Amendment, each of the Parties hereto hereby irrevocably accepts and submits itself to the exclusive jurisdiction of such court, generally and unconditionally, with respect to any such action, suit or proceeding.

8. Captions; Construction.  The headings of Sections in this Amendment are provided for convenience only and shall not affect its construction or interpretation.

9. No Third Party Beneficiaries.  This Amendment is for the sole benefit of the Parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable benefit, claim, cause of action, remedy or right of any kind.

10. Entire Agreement.  The Agreement, as amended by this Amendment, supersedes all prior agreements between the Parties hereto with respect to its subject matter and constitute a complete and exclusive statement of the terms of the agreement between the Parties with respect to their subject matter.

11. Retroactive Effect.  This Amendment shall be deemed to have been executed prior to the Petition Date and the Parties agree that under no circumstances shall the Agreement, as amended by this Amendment or otherwise, be treated as a postpetition agreement.

12. Commitment Letter.  The Undersigned Holder acknowledges for itself and its affiliates that references to the Agreement in the commitment letter, dated February 11, 2009, by and among CCI, CCH I, LLC, CCH II, LLC, Charter Communications Operating, LLC and the Undersigned Holder (or one or more of its affiliates), as amended, shall be deemed to refer to the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the Parties have entered into this Amendment on the day and year first written above.

CHARTER COMMUNICATIONS, INC.
CCH I, LLC

By:
Name:  Eloise Schmitz
Title:  Chief Financial Officer

CCH II, LLC

By:
Name:  Eloise Schmitz
Title:  Chief Financial Officer

By:
Name:
Title:

Exhibit A
Plan Treatment Modifications

CCH II Notes Cash Option
The following proviso will be stricken from Article IV.H.4(c) of the Plan:
“provided that the applicable Debtors may pay Post-Petition Interest in Cash if the applicable Debtors elect such option on or before the Effective Date by filing a notice of such election with the Court on or before the Effective Date.”